Note 6 - Capital Leased Assets	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Debt and Capital Leases Disclosures [Text Block]
Note 6.	Capital Leased Assets

In November 2003, Avalon entered into a long-term agreement with Squaw Creek Country Club to lease and operate its golf course and related facilities. The lease has an initial term of ten (10) years with four (4) consecutive ten (10) year renewal term options unilaterally exercisable by Avalon. Under the lease, Avalon is obligated to pay $15,000 in annual rent and make leasehold improvements of $150,000 per year. Amounts expended by Avalon for leasehold improvements during a given year in excess of $150,000 will be carried forward and applied to future leasehold improvement obligations. Based upon the amount of leasehold improvements already made and leasehold improvements anticipated to be made in the future, Avalon expects to exercise all its remaining renewal options.

In addition, the captive landfill operations lease a piece of equipment that was determined to be a capital lease. The amount capitalized in the Consolidated Balance Sheets under the caption “Leased property under capital leases, net” was approximately $0.1 million and $0.2 million at December 31, 2015 and 2014, respectively.

Leased property under capital leases at December 31, 2015 and 2014 consists of the following (in thousands):

	2015	2014
Leased property under capital leases	$10,352	$10,285
Less accumulated amortization	(4,310)	(3,867)
Leased property under capital leases, net	$6,042	$6,418